Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of PokerTek, Inc. (the “Registrant”) for the period ending March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gehrig H. White, Chief Executive Officer of the Registrant, and I, Christopher Daniels, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 11, 2006	By:	/s/ Gehrig H. White

Gehrig H. White Chief Executive Officer

Date: May 11, 2006	By:	/s/ Christopher Daniels

Christopher Daniels Chief Financial Officer

A signed copy of this written statement required by Section 906 has been provided to PokerTek, Inc. and will be retained by PokerTek, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.